UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 5, 2007
WESTERN DIGITAL CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	001-08703 (Commission File Number)	33-0956711 (I.R.S. Employer Identification No.)

20511 Lake Forest Drive Lake Forest, California (Address of Principal Executive Offices)	92630 (Zip Code)
(949) 672-7000
(Registrant’s Telephone Number, Including Area Code)
Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EXHIBIT 23.1
EXHIBIT 99.2
EXHIBIT 99.3
EXHIBIT 99.4
EXHIBIT 99.5

On September 5, 2007 Western Digital Corporation (“Parent”) filed a Current Report on Form 8-K stating, among other things, that it had completed its acquisition of Komag, Incorporated and that the financial statements and pro forma financial information required under Item 9.01 would be filed not later than 71 calendar days after the date the Form 8-K was required to be filed. This amendment restates in its entirety Item 9.01 of the Current Report on Form 8-K to include the required financial statements and pro forma financial information.
Item 9.01. Financial Statements and Exhibits.
(a)	Financial Statements of Business Acquired

The report of KPMG LLP, Komag, Incorporated’s Independent Registered Public Accounting Firm, which was filed with Komag, Incorporated’s annual report on Form 10-K for the year ended December 31, 2006, is filed as Exhibit 99.2 to this amendment and incorporated herein by reference.

The audited consolidated balance sheet of Komag, Incorporated as of December 31, 2006 and the related consolidated statements of income, stockholders’ equity and comprehensive income and cash flows for the year ended December 31, 2006, and the notes related thereto, which were filed in Komag, Incorporated’s annual report on Form 10-K for the year ended December 31, 2006, are filed as Exhibit 99.3 to this amendment and incorporated herein by reference.

The unaudited consolidated condensed balance sheet of Komag, Incorporated as of July 1, 2007 and the unaudited consolidated condensed statements of operations and cash flows for the three and six month periods ended July 1, 2007, and the notes related thereto, which were filed in Komag, Incorporated’s quarterly report on Form 10-Q for the quarter ended July 1, 2007, are filed as Exhibit 99.4 to this amendment and incorporated herein by reference.
(b)	Pro Forma Financial Information

The following information is filed as Exhibit 99.5 to this amendment and incorporated herein by reference:
(i)	Unaudited Pro Forma Condensed Combined Balance Sheet as of June 29, 2007, and the unaudited Pro Forma Condensed Combined Statement of Operations for the year ended June 29, 2007.

(ii)	Notes to the Unaudited Pro Forma Condensed Combined Balance Sheet as of June 29, 2007 and Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended June 29, 2007.

(d) Exhibits

Exhibit No.
23.1	Consent of KPMG LLP, Independent Registered Public Accounting Firm

99.1	Press Release, dated September 5, 2007 (incorporated by reference to Western Digital Corporation’s Current Report on Form 8-K filed on September 5, 2007)

99.2	Reports of Independent Registered Public Accounting Firm

99.3	The audited consolidated balance sheets of Komag, Incorporated as of December 31, 2006 and the consolidated statements of income, stockholders’ equity and comprehensive income and cash flows of Komag, Incorporated for the year ended December 31, 2006, and the notes related thereto

99.4	The unaudited consolidated condensed balance sheet of Komag, Incorporated as of July 1, 2007 and the unaudited consolidated condensed statements of operations and cash flows for the three and six month periods ended July 1, 2007, and the notes related thereto

99.5	Unaudited Pro Forma Condensed Combined Financial Statements as of and for the year ended June 29, 2007

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN DIGITAL CORPORATION (Registrant)
	By:	/s/ Raymond M. Bukaty
Date: November 19, 2007		Raymond M. Bukaty
Senior Vice President, Administration, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of KPMG LLP, Independent Registered Public Accounting Firm

99.1	Press Release, dated September 5, 2007 (incorporated by reference to Western Digital Corporation’s Current Report on Form 8-K filed on September 5, 2007)

99.2	Reports of Independent Registered Public Accounting Firm

99.3	The audited consolidated balance sheets of Komag, Incorporated as of December 31, 2006 and the consolidated statements of income, stockholders’ equity and comprehensive income and cash flows of Komag, Incorporated for the year ended December 31, 2006, and the notes related thereto

99.4	The unaudited consolidated condensed balance sheet of Komag, Incorporated as of July 1, 2007 and the unaudited consolidated condensed statements of operations and cash flows for the three and six month periods ended July 1, 2007, and the notes related thereto

99.5	Unaudited Pro Forma Condensed Combined Financial Statements as of and for the year ended June 29, 2007

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